UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2026 (September 3, 2026)

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K of Hawthorn Bancshares, Inc. (the “Company”) originally filed by the Company with the Securities and Exchange Commission on September 4, 2026 (the “Original Form 8-K”) to report under Item 2.01 thereof the completion of the Company’s previously-announced acquisition of FSC Bancshares, Inc. (“FSC”) effective as of September 3, 2026.

This Form 8-K/A amends and supplements Item 9.01 of the Original Form 8-K to include the consolidated financial statements and unaudited pro forma financial information required by Item 9.01(a) and (b) of Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K and makes no other amendments to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Audited financial statements of FSC as of and for the fiscal year ended December 31, 2025 are filed as Exhibit 99.1. Unaudited financial statements of FSC as of and for the three months ended March 31, 2026 are filed as Exhibit 99.2. The Company is filing interim financial statements of FSC as of and for the three months ended March 31, 2026 in reliance on General Instruction B.3 of Form 8-K and the guidance set forth in Section 2045.16 of the Securities and Exchange Commission Division of Corporation Finance’s Financial Reporting Manual.

(b) Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information as of and for the six-month period ended June 30, 2026 and the twelve-month period ended December 31, 2025 is filed as Exhibit 99.3.

(d) Exhibits.

Exhibit No	Description

2.1
Agreement and Plan of Reorganization, by and among the Company, Hawthorn HoldCo, Inc. and FSC Bancshares, Inc., dated as of April 29, 2026 (filed as Exhibit 2.1 to the Company’s current report on Form 8-K on April 29, 2026 and incorporated herein by reference).

23.1	Consent of Whitlock CPAs & Advisors, LLP
99.1
Audited consolidated financial statements of FSC Bancshares, Inc. as of and for the fiscal year ended December 31, 2025, including the report of Whitlock CPAs & Advisors, LLP on such audited financial statements.

99.2
Unaudited consolidated financial statements of FSC Bancshares, Inc. as of and for the three months ended March 31, 2026 (incorporated by reference to the Registration Statement on Amendment No. 1 to Form S-4 of Hawthorn Bancshares, Inc. (File No. 333-297082) filed with the Securities and Exchange Commission on July 17, 2026).

99.3	Unaudited pro forma condensed combined financial information as of and for the six-month period ended June 30, 2026 and the twelve-month period ended December 31, 2025.
99.4	Press release, dated September 4, 2026, issued by Hawthorn Bancshares, Inc. #
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document
# Previously furnished with the Original Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2026	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer